Exhibit 10.34

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Adult VOD License Agreement

This VOD License Agreement (this “Agreement”) dated as of October 18, 2002 between Colorado Satellite Broadcasting, Inc., a subsidiary of New Frontier Media, Inc. (“CSB”), and Comcast Cable Communications, Inc., a Delaware holding company, on behalf of its operating subsidiaries (“Comcast”), shall govern all terms and conditions relating to the distribution of adult-oriented on-demand programming content supplied by CSB over Comcast cable systems (the “Systems”).

Whereas, Comcast desires to make available, to its subscribers in certain Systems, adult-oriented programming content from CSB via video-on-demand (“VOD”) (i.e., the exhibition of video programming chosen by a subscriber for display on that subscriber’s television set on an on-demand basis, such that a subscriber can start such programming upon the subscriber’s selection and thereafter control the playback of such programming in a manner similar to that of a VCR); and

Whereas, CSB desires to license to Comcast adult-oriented programming content via VOD.

Now, therefore, CSB and Comcast in consideration of the mutual covenants set forth herein, and for other valuable consideration, the sufficiency and receipt of which is hereby acknowledged, agree as follows:

1.             Grant of Rights.  CSB grants to Comcast, and Comcast accepts, a non-exclusive license to exhibit and distribute the VOD Content (as hereinafter defined) via VOD over the Systems to subscribers during the Term and in accordance with this Agreement.  Those Systems actually distributing the VOD Content to subscribers via VOD, as determined by Comcast, shall be referred to as the “VOD Systems,” and subscribers capable of accessing the VOD Content via VOD shall be referred to as “VOD Subscribers.”  Comcast shall not add to, delete from and/or otherwise alter any part of any of the VOD Content as supplied by CSB to Comcast’s VOD Server (i.e., a disk array storage device that accepts and stores video and data input and provides streaming media output including MPEG video) and made available via VOD.  For purposes hereof, the “VOD Content” shall mean all Program(s) actually delivered by CSB (or a third party engaged by CSB) to Comcast’s VOD Server.  A “Program” shall mean an individual feature film, direct-to-video programming (including a movie), extended-length video, live performance or production or other audio-visual program, made available by CSB as part of the VOD Content; provided, however, that each such Program shall be (i) exclusively targeted to adult consumers because of its [***] content; and (ii) [***] in duration.

2.             Term.  This Agreement shall be effective as of the date hereof and shall terminate upon the [***] of this Agreement (the “Term”), unless earlier terminated in accordance with the terms and conditions of this Agreement.

3.             Royalties and Fees.

(a)                                  Royalties.  CSB shall be responsible for any and all royalties and/or other fees payable to any applicable programming licensor(s) for content included in the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

VOD Content (including, without limitation, residuals or other payments to guilds or unions, rights for music clearances, including but not limited to performance rights, synchronization rights, and mechanical rights, and all other fees, payments, or obligations arising out of the activities contemplated by the Agreement), and Comcast shall have no responsibility or liability for any such royalties or fees, including any royalties or fees associated with distribution of the VOD Content via VOD.

(b)                                 Fees.  In each VOD System in which Comcast determines to distribute the VOD Content, Comcast shall make the VOD Content available to VOD Subscribers on a VOD basis for [***] fee to be determined by Comcast in its sole discretion.  Comcast shall, within [***] after the last day of each [***], (i) provide to CSB, with respect to such [***], a report showing the Systems over which the Programs were made available, the number of VOD Subscribers that have access to the Programs, the Programs distributed by Comcast during such [***], the respective prices charged for such Programs, the number of orders for such Programs; and (ii) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] (as defined herein) for such month; with a minimum [***] payment of [***] ($[***]); and (iii) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] for such [***]; with a minimum [***] payment of [***] ($[***]).  For purposes hereof, “[***]” shall mean the total amount of [***] fees billed by Comcast from VOD Subscribers for viewing of the Programs.  Any [***] shall be charged to VOD Subscribers on the basis of [***].  Comcast shall not have the right to offer any person, including VOD Subscribers, any “[***],” “[***]” or other incentives without paying CSB the minimum [***] payments set forth above.  For payments that are more than [***] past due, Comcast will pay CSB interest on the overdue amount at a rate of [***] percent ([***]%) computed on a [***] basis (or the maximum rate allowed by law, whichever is less).  During the Term hereof and for [***] thereafter, Comcast’s specific books and records shall be available for inspection and audit by CSB, its employees or agents, at its expense and at Comcast’s offices.  Such inspection or audit will be conducted no more than [***] during any [***] period with reasonable advance written notice to Comcast, the scope of which shall be specifically limited to items materially relevant to the economic terms of this Agreement.  If, as a result of any audit, a deficiency is shown in an amount [***] than [***] percent ([***]%) of the total amount of fees payable to CSB for the period covered by such audit, Comcast shall promptly pay any such deficiency, along with CSB’s reasonable out-of-pocket cost of the audit.

4.             Transmission and Distribution.

(a)                                  Delivery to Comcast.  Comcast, at its own expense, shall obtain and install equipment necessary to distribute the VOD Content to subscribers from the VOD Server in each VOD System’s headend.  CSB, at its own expense, shall deliver [***] encoded master copy of the media for the VOD Content to Comcast or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

another mutually agreeable third-party via satellite (or via other mutually agreed-upon commercially feasible mode of delivery, as and when same may become available [e.g., terrestrial]) to points of presence designated by Comcast that have sufficient bandwidth to ensure timely distribution of the VOD Content.  All VOD Content shall be delivered, in a “server-ready” format (i.e., including all applicable digitally encoded non-video data attributes [“Meta Data”]).  The maximum MPEG 2 encoding data rate shall be 3.75 mbps or as otherwise agreed between the parties.  CSB shall cooperate with Comcast’s third-party vendors, as applicable, to ensure that the VOD Content is supported by such third-party vendors, including but not limited to VOD equipment vendors, transport vendors, and asset management vendors.  Notwithstanding the foregoing, it is understood that CSB shall have no obligation to deliver the VOD Content to a System if such System does not have the equipment necessary to receive the VOD Content from CSB or the third party designated to deliver the VOD Content to Comcast.

(b)                                 Distribution of VOD Content.  Comcast shall distribute on a VOD basis to VOD Subscribers on each VOD System either the [***] Standard or [***] Standard programming package of Programs.  Unless Comcast notifies CSB in writing that a VOD System intends to distribute the [***] Standard package of Programs, the package of Programs delivered by CSB to such VOD System shall be the [***] Standard package of Programs.  Notwithstanding anything to the contrary contained in this Agreement or otherwise, Comcast shall have the right at any time to cease distribution of any and/or all of the VOD Content on any VOD System, it being understood that Comcast is not required to distribute any of the Programs on any VOD System.  The definition of each of the editing standards for [***] Standard and [***] Standard is set forth on Schedule A attached hereto.

5.             Intellectual Property:  With respect to any intellectual property interests residing in the content of the VOD Content or in any software or hardware provided to Comcast by CSB, regardless of whether CSB owns or asserts ownership in such intellectual property, CSB shall ensure that Comcast has all rights to use, on a [***] basis, such intellectual property in connection with the distribution of the VOD Content pursuant to this Agreement.  Notwithstanding the foregoing, nothing contained herein shall act as a transfer to Comcast of ownership in such intellectual property, even during such time as a copy of such programming may reside on a VOD Server owned or used by Comcast in connection with the distribution of the VOD Content pursuant to the terms hereof, and Comcast shall not acquire any proprietary or other rights therein in connection with such distribution except as specifically set forth in this Agreement.

6.             Program Content:  Provided that Comcast has begun to distribute the VOD Content to VOD Subscribers, CSB shall be responsible for supplying each of the [***] Standard and [***] Standard programming packages of Programs, such that each such programming package contains a minimum of [***] of VOD Content at any given time, and each of which shall be [***] on a [***] basis such that at least [***] percent ([***]%) of the VOD Content is [***] each [***]; provided, however, that CSB shall make [***] to accommodate Comcast’s requests concerning (i) [***]; and (ii) [***].  Notwithstanding anything to the contrary in this

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Agreement, Comcast shall have the nonexclusive right to digitize and/or compress any VOD Content and to transmit such VOD Content as so altered directly to VOD Subscribers on a VOD basis.

7.             Editing Standard:  The package of [***] Standard programs shall consist only of Programs conforming to that standard, consistent with the definition set forth in Schedule A attached hereto.  The package of [***] Standard programs shall consist only of Programs conforming to that standard, consistent with the definition set forth in Schedule A attached hereto.  CSB acknowledges that Comcast may upon sufficient advance written notice, direct CSB not to include as part of the VOD Content any particular Programs.  COMCAST HEREBY ACKNOWLEDGES THAT ALL VOD CONTENT IS INTENDED FOR DISTRIBUTION EXCLUSIVELY TO CONSENTING ADULTS IN LOCATIONS WHERE SUCH CONTENT DOES NOT VIOLATE ANY COMMUNITY STANDARDS OR ANY FEDERAL, STATE OR LOCAL LAW OR REGULATION OF THE UNITED STATES OR ANY OTHER COUNTRY.  COMCAST SHALL USE [***] TO ALLOW VOD SUBSCRIBERS TO RESTRICT ACCESS TO VOD CONTENT IN ORDER SO THAT NO PERSONS UNDER THE AGE OF EIGHTEEN (18) YEARS NOR PERSONS WHO MAY BE EASILY OFFENDED BY THE VIEWING OF SUCH VOD CONTENT MAY DIRECTLY OR INDIRECTLY VIEW OR POSSESS ANY OF THE VOD CONTENT OR PLACE ANY ORDERS FOR ANY PROGRAMS OFFERED BY COMCAST HEREUNDER.

8.             Sponsorship and Advertising:  The VOD Content shall not contain any [***] or [***], but may contain [***] for current and future Programs, provided, however that no single Program ordered by any VOD Subscriber shall be accompanied by more than [***] of [***] in the aggregate, and further provided that no [***] for any Program that is part of the [***] Standard programming package shall be contained in any VOD Content that is in the [***] Standard programming package.

9.             Security:  Comcast shall use [***] to ensure that any VOD Server on which the Programs are stored shall be secure and not accessible by any unauthorized third parties.  Except as otherwise permitted herein, Comcast shall not record, copy, or duplicate any Program included in the VOD Content, other than for the purpose of implementing the authorized distribution of the VOD Content to VOD Subscribers, it being understood that Comcast’s assistance in connecting subscribers’ home recording devices such as VCRs is not prohibited and that Comcast is not responsible for subscribers’ home recording.  Upon written notice by CSB that CSB no longer has the rights to include any particular Program as part of the VOD Content, Comcast shall erase and permanently delete all copies of such Program that are stored in Comcast’s VOD Servers.

10.         Representations.  CSB represents and warrants that it has and will maintain during the Term, at its sole expense, all necessary rights for Comcast to exhibit and distribute vie VOD the VOD Content through to Comcast’s subscribers (including, without limitation, all copyrights, performance rights, synchronization rights, mechanical rights, and other applicable rights, authorizations, and licenses, covering all transmissions of copyrighted content contained in the VOD Content) in accordance with this Agreement.  EXCEPT AS STATED IN THIS

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AGREEMENT, ALL VOD CONTENT IS PROVIDED BY CSB ON AN “AS IS” BASIS AND CSB MAKES NO REPRESENTATIONS OF ANY KIND WITH RESPECT TO THE VOD CONTENT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.         Indemnification.  Comcast and CSB each agrees to hold the other party, its parent, subsidiary and affiliated companies and entities and their officers, directors, employees and agents harmless form and against any and all damages, liabilities, costs, and expenses (including reasonable attorneys’ fees) arising out of any breach or alleged breach of any of its respective representations or obligations pursuant to this Agreement.  Furthermore, CSB will indemnify and hold harmless Comcast, its parent, subsidiary, and affiliated companies and entities and their officers, directors, employees, and agents from and against any and all claims, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees) arising out of the VOD Content, the Programs and/or any material included therein.  Additionally, Comcast will indemnify and hold harmless CSB, its parent, subsidiaries, and affiliated companies and entities and their officers, directors, employees, attorneys and agents from and against any and all claims, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees) with respect to all third party claims arising out of Comcast’s exhibition and distribution of the VOD Content via VOD Systems other than in accordance with the terms and conditions of this Agreement.  The provisions of this paragraph shall survive the termination or expiration of this Agreement.

12.         Ownership of Marks and Co-Branding:  Comcast acknowledges that the names and marks “The Erotic Network,” “TEN,” and “Pleasure,” and any logos and variations incorporating the same, are the exclusive property of CSB, and that Comcast has not and will not acquire any proprietary rights thereto by reason of this Agreement.  Similarly, CSB acknowledges that the name “Comcast,” Comcast’s “concentric c” logo and any other mark or logo used by Comcast in connection with providing cable service are the exclusive property of Comcast, and CSB has not and will not acquire any proprietary rights thereto by reason of this Agreement.  Neither party shall have the right to use the other party’s names, marks, or logos or variations thereof except at the times and in a manner expressly approved in writing by the owner of such names, marks, or logos.  Comcast shall submit to CSB for CSB’s prior approval, which shall not be unreasonably withheld, all promotional and/or advertising material (other than materials prepared by CSB) relating to the VOD Content before Comcast exhibits, publishes, or otherwise disseminates such material, and CSB shall reply in a timely manner.  Notwithstanding the foregoing, Comcast’s listings and descriptions with respect to the VOD Content in VOD menus and/or interaction program guide menus shall not require prior approval.  In addition, Comcast’s use of names, marks, or logos associated with the VOD Content in routine promotional materials, such as bill stuffers, channel line-up cards, printed program guides, or video advertising, shall not require prior approval as long as such names, marks, or logos have been taken from logo sheets or other materials supplied by CSB.

13.         Termination and Default:  If either party defaults in the performance of any of its material obligations hereunder or breaches any representation or warranty, and such default is not cured within [***] after written notice thereof (or, in the case of a default that is not capable of being cured within [***], then if the defaulting party fails to take all reasonable steps to

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

commence curing such default within such [***] period and thereafter diligently proceed to cure such default), then the other party may terminate this Agreement by giving written notice thereof to the defaulting party.  Termination of this Agreement shall not terminate Comcast’s obligations to remit any payments to which CSB may be entitled as a result of accrual of such payments prior to the date of such termination.  In the event that such default in the performance of a party’s material obligations includes Comcast’s failure to remit any fees due to CSB as and when due, in addition to any other rights or remedies which CSB may have at its disposal, Comcast shall be responsible for any and all costs of collection, including, without limitation, any legal fees and/or other costs incurred by CSB in it connection with its attempt to collect any such fees.

14.         Confidentiality.  Neither CSB nor Comcast shall disclose to any third party (other than their respective employees, agents or representatives in their capacity as such), any information with respect to the financial or other terms of this Agreement except:  (i) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event, the party making such disclosure shall so notify the other, in writing, within [***], and shall seek confidential treatment of such information, (ii) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, provided, however, that such parent company, auditors and attorneys agree to be bound by the provisions of this Section 14, (iii) in order to enforce its rights pursuant to this Agreement, or (iv) to any bona fide prospective purchaser of the stock or assets of such party.

15.         Press Releases:  Neither party shall issue any press release regarding the business relationship of the parties as set forth herein without the advance written consent of the other party.

16.         Limitation of Liability.  Subject to Section 11 hereof, neither Party shall have any liability to the other party for any incidental, punitive, indirect, or consequential damages.

17.         Assignment.  Neither party may assign the rights and obligations under this Agreement, except to an entity that controls, is controlled by, or is under common control with such party, without the prior written consent of the other party, such consent not to be unreasonably withheld.

18.         Force Majeure:  CSB shall not be liable to Comcast for failure to supply the VOD Content or any part thereof, nor shall Comcast be liable to CSB for failure to provide the VOD Content or any part thereof to subscribers, by reason of any act of God, labor dispute, breakdown of facilities, legal enactment, governmental order or regulation, or any other cause beyond its respective control.

19.         Choice of Law.  This Agreement will be construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.

20.         No Relationship:  This Agreement does not create any partnership or joint venture between Comcast and CSB.  Neither Comcast nor CSB will be, or hold itself out as, the agent of the other party in connection with, or as a result of, this Agreement.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

21.         No Reliance:  The parties acknowledge that (i) nothing contained in this Agreement or otherwise shall obligate the parties to enter into any further business relationship or agreement, (ii) neither party is entering into this Agreement in reliance upon any term, condition, representation or warranty not stated in this Agreement, and (iii) neither party is relying on the other party in operating and/or developing its respective businesses.  Except as expressly set forth in this Agreement, there shall be no obligation whatsoever on the part of either party, unless agreed to in writing by the parties.

22.         Interpretation:  No provision of this Agreement may be interpreted against any party because such party or its counsel drafted the provision.  Headings used in this Agreement are provided for convenience only, and will not be interpreted to have independent meaning or to modify any provision of this Agreement.

23.         Bankruptcy:  In the event of a bankruptcy or insolvency of either party, or if either party makes an assignment for the benefit of creditors, or takes advantage of any act or law for relief from debtors, the other party shall have the right to terminate this Agreement without further obligation or liability.

24.         Notices:  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of confirmed delivery or confirmed facsimile transmission.  To be effective, Notices must be delivered to the address set forth on the signature page of this Agreement.

25.         Entire Agreement; Amendments.  This Agreement constitutes the entire understanding between CSB and Comcast concerning the subject matter of this Agreement.  This Agreement supersedes any and all other prior and contemporaneous agreements, whether oral or written, pertaining to the subject matter of this Agreement.  This Agreement shall not be deemed to amend or modify in any way any other agreement, if any, between CSB and Comcast that do not pertain to the subject matter hereof.  This Agreement may not be modified or amended, and no provision of this Agreement may be waived, except in a writing executed by each of the parties to this Agreement.  No failure to exercise or delay in the exercise of, a party’s rights under this Agreement will constitute a waiver of such rights.  No waiver of a provision of this Agreement will constitute a waiver of the same or any other provision of this Agreement other than as specifically set forth in such waiver.

AGREED:

COLORADO SATELLITE BROADCASTING, INC.		COMCAST CABLE COMMUNICATIONS, INC.

Signature:	/s/ Ken Boenish	Signature:	/s/ Alan S. Dannenbaum
		Name:	Alan S. Dannenbaum
Name:	Ken Boenish	Title:	Vice President, Programming

Title:	President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Schedule A

“[***] Standard” means versions of Programs which (i) depict [***] and [***] situations and [***] among consenting adults; but (ii) do not depict [***]; (iii) do not include [***].

“[***] Standard” means versions of Programs which (i) depict [***] and [***] situations and [***] among consenting adults; (ii) may depict [***]; but (iii) do not depict [***]; (iv) do not include [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

February 28, 2005

Comcast Cable Communications, LLC
1500 Market Street
Philadelphia, PA 19102
Attn:  Alan Dannenbaum

Re:                               Colorado Satellite Broadcasting, Inc.

Dear Alan:

We refer to VOD License Agreement (as amended from time to time, the “Agreement”) dated as of October 18, 2002 between Colorado Satellite Broadcasting, Inc. (“CSB”) and Comcast Cable Communications, LLC. (f/k/a Comcast Cable Communications, Inc.) (“Comcast”).  Capitalized terms used in this letter agreement and not otherwise defined have the meanings set forth in the Agreement.

1.                                       Section 3(b) shall be amended and restated as follows:

2.               “Fees.  In each VOD System in which Comcast determines to distribute the VOD Content, Comcast shall made the VOD Content available to VOD Subscribers on a VOD basis for [***] fee to be determined by Comcast in its sole discretion.  Comcast shall, within [***] after the last day of each [***]:  (i) provide to CSB, with respect to such month, a report showing the Systems over which the Programs were made available, the Programs distributed by Comcast during such [***], the respective prices charged for such Programs, the number of orders for such Programs; and (ii) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] (as defined herein) for such [***], with a minimum [***] payment to CSB of [***] ($[***]); and (iii) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] (as defined herein) for such [***], with a minimum [***] payment to CSB of [***] ($[***]); and (iv) for Programming Blocks (as defined herein), pay to CSB [***] percent ([***]%) of [***] (as defined herein) for such [***], with a minimum [***] payment to CSB of [***] ($[***]).  For purposes hereof, “[***]” shall mean the total amount of [***] fees billed by Comcast from VOD Subscribers for viewing of the Programs.  Any [***] shall be charged to VOD Subscribers on the basis of [***].  Comcast shall not have the right to offer any person, including VOD Subscribers, any “[***],” “[***]” or other incentives without paying CSB the minimum [***] payments set forth above.  For payments that are more than [***] past due, Comcast will pay CSB interest on the overdue amount at a rate of [***] percent ([***]%) computed on a [***] basis (or the maximum rate allowed by law, whichever is less).  During the Term hereof and for [***] thereafter, Comcast’s specific books and records relating to this Agreement shall be available for inspection and audit by CSB, its employees or agents, at [***] and at Comcast’s offices.  Such inspection or audit will be conducted no more than [***] during any [***] period with reasonable advance written notice to Comcast, the scope of which

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

shall be specifically limited to items materially relevant to the economic terms of this Agreement.  In the event that CSB’s external auditor reasonably determines that audit of additional items is necessary to verify CSB’s compliance with the Sarbanes-Oxley Act, Comcast shall not unreasonably withhold consent to audit of such additional items.  If, as a result of any audit, a deficiency is shown in an amount greater than [***] percent ([***]%) of the total amount of fees payable to CSB for the period covered by such audit, Comcast shall promptly pay any such deficiency, along with CSB’s reasonable out of pocket cost of the audit.”

Section 6 shall be amended and restated as follows:

“Program Content:  Provided that Comcast has begun to distribute the VOD Content to VOD Subscribers, CSB shall be responsible for supplying [***] Standard programs such that CSB delivers an aggregate of [***] of VOD Content at any given time (which amount may be increased from time to time as requested by Comcast in its sole discretion), and which shall be [***] on a [***] basis such that at least [***] percent ([***]%) of the VOD Content is changed [***]; provided, however, that (a) approximately [***] of the VOD Content shall be made up of programming blocks of [***] movie titles (approximately [***] aggregate duration) (“Programming Blocks”), which shall be [***] at least [***] percent ([***]%) each week; (b) in addition to supplying [***] Standard VOD Content as above, CSB shall continue to deliver via TVN [***] Standard VOD Content until August 31, 2005, or earlier if notified by Comcast that such delivery may be discontinued; and (c) CSB shall make [***] to accommodate Comcast’s requests concerning (i) [***]; and (ii) [***].  Notwithstanding the foregoing, Comcast may request that CSB deliver [***] Standard programming packages of programs instead of or in combination with the [***] Standard programming packages; provided that, except as set forth above, CSB shall not be required to deliver more than [***] of VOD Content at any given time unless so notified by Comcast.  Notwithstanding anything to the contrary in this Agreement, Comcast shall have the nonexclusive right to digitize and/or compress any VOD Content to transmit such VOD Content as so altered directly to VOD Subscribers on a VOD Basis.”

3.               Miscellaneous.  Each reference in this Agreement to “this Agreement” or words of similar meaning will mean and be a reference to the Agreement as amended by this letter agreement.  Except as specifically amended in this letter agreement, the agreement is, and will continue to be, in full force and effect.  This letter agreement will not operate as a waiver of any provision of the Agreement.

If the foregoing is acceptable, please indicate your agreement by signing and delivering both enclosed copies of this letter agreement.  This letter agreement may be executed in separate counterparts, each of which when executed and delivered (including via facsimile) will be deemed an original and all of which together will constitute the same agreement and will be binding upon the parties.

2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Sincerely,

COLORADO SATELLITE BROADCASTING, INC.

By:	/s/ Karyn Miller
Name:	Karyn Miller
Title:	CFO

Acknowledged and Agreed to by:
COMCAST CABLE COMMUNICATIONS, LLC

By:	/s/ Alan S. Dannenbaum
Name:	Alan S. Dannenbaum
Title:	Senior Vice President Programming

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Amendment Three to Adult VOD License Agreement

This Amendment (“Amendment Three”) to Adult VOD License Agreement, dated effective as of December 5, 2006 (“Effective Date”), is entered into by and between Colorado Satellite Broadcasting, Inc., a subsidiary of New Frontier Media, Inc. (“CSB”), and Comcast Cable Communications, LLC, a Delaware limited liability company, on behalf of its operating subsidiaries (“Comcast”).  Except as otherwise indicated, defined terms in this Amendment Three shall have the same meaning as in the Agreement (as defined below).  For purposes of this Amendment Three, CSB and Comcast are each a “party” and collectively, the “parties”.

Recitals

Whereas, CSB and Comcast entered into the Adult VOD License Agreement dated October 18, 2002 (the “Original Agreement”) pursuant to which CSB licensed to Comcast certain VOD Content as more specifically defined in the Original Agreement;

Whereas, CSB and Comcast entered into the Amendment to the Original Agreement that was effective February 28, 2005 (“Amendment One”), pursuant to which the parties modified the fees for the VOD Content licensed by CSB to Comcast under the Original Agreement;

Whereas, CSB and Comcast entered into the Letter Agreement Amendment to the Original Agreement dated February 4, 2005 (“Amendment Two” and, together with the Original Agreement and Amendment One, the “Agreement”), pursuant to which the parties modified the fees and the program content licensed by CSB to Comcast under the Original Agreement and Amendment One;

Whereas, CSB and Comcast desire to enter into a further amendment to the Agreement whereby CSB will license to Comcast, on the terms and conditions set forth herein, certain additional VOD [***];

Now, therefore, CSB and Comcast, in consideration of the mutual covenants set forth herein, and for other valuable consideration, the sufficiency and receipt of which is hereby acknowledge, agree as follows:

1.                                       Amendments to Agreement.  The following provisions amend certain provisions set forth in the Agreement and shall govern the parties’ relationship with respect to the VOD Content provided to Comcast by CSB under the Agreement and this Amendment Three.

A.                                   Previews.  Section 1 of the Agreement is hereby amended by adding the following immediately after the end of such section:

“A “Preview” shall mean a [***] lasting [***] to [***] in duration of [***] from each of the other Programs that are or will be available at the same time as the Preview is available; provided that each such [***] shall not contain content that would cause it to receive a rating more restrictive than “[***]” pursuant to the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Motion Picture Association of America or “[***]” pursuant to the TV Parental Guidelines, as applicable.  Each Preview shall be deemed to be a “Program” for all purposes under this Agreement.”

B.                                     Fees.  Section 3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Fees.  In each VOD System in which Comcast determines to distribute the VOD Content, Comcast shall make the VOD Content available to VOD Subscribers on a VOD basis for [***] fee to be determined by Comcast in its sole discretion.  Comcast shall, within [***] after the last day of each [***], (i) provide to CSB, with respect to such [***], a report showing the Systems over which the Programs were made available, the Programs distributed by Comcast during such [***], the respective prices charged for such Programs, and the number of orders for such Programs; and (ii) for VOD Content that is a Preview, pay to CSB [***] percent ([***]%) of [***] (as defined herein) attributed to such VOD Content for such [***], with a minimum [***] payment of [***] ($[***]); and (iii) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] attributed to such VOD Content for such [***], with a minimum [***] payment of [***] ($[***]); and (iv) for VOD Content that conforms to the [***] Standard (as defined in Schedule “A” attached), pay to CSB [***] percent ([***]%) of [***] attributed to such VOD Content for such [***], with a minimum [***] payment of [***] ($[***]); and (v) for VOD Content within the [***] pay to MRG Entertainment, Inc., a subsidiary of New Frontier Media, Inc. (“MRG”) [***] percent ([***]%) of [***] attributed to such VOD Content for such [***], with a minimum [***] payment of [***] ($[***]).  For purposes hereof, “[***]” shall mean the total amount of [***] fees billed by Comcast to VOD subscribers for viewing of the Programs.  Any [***] shall be charged to VOD Subscribers on the basis of [***].  Comcast shall not have the right to offer any person, including VOD subscribers, any “[***],” “[***]” or other incentives without paying CSB or MRG, as applicable, the minimum [***] payments set forth above.  For payments more than [***] past due, Comcast will pay CSB or MRG, as applicable, interest on the overdue amount at a rate of [***] percent (1%) computed on a [***] basis (or the maximum rate allowed by law, whichever is less).  During the Term hereof and for [***] thereafter, Comcast’s specific books and records shall be available for inspection and audit by CSB, its employees or agents, [***] and at Comcast’s offices.  Such inspection or audit will be conducted no more than [***] during any [***] period with reasonable advance written notice to Comcast, the scope of which shall be specifically limited to terms materially relevant to the economic terms of this Agreement.  If, as a result of any audit, deficiency is shown in an amount greater than [***] percent ([***]%) of the total amount of fees payable to CSB for the period covered by such audit, Comcast shall promptly pay any such deficiency, along with CSB’s reasonable out-of-pocket cost of the audit.”

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Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

C.                                     Transmission and Distribution.  Section 4(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Distribution of VOD Content.  Comcast may distribute on a VOD basis to VOD Subscribers on each VOD System (i) either the [***] Standard or [***] Standard programming package of Programs; and (ii) the [***] programming package of Programs.  Unless Comcast notifies CSB in writing that a VOD System intends to distribute the [***] Standard package of Programs pursuant to (i) of this subsection, the package of Programs delivered by CSB to such VOD System shall be the [***] Standard package of Programs.  Notwithstanding anything to the contrary contained in this Agreement or otherwise, Comcast shall have the right at any time to cease distribution of any and/or all of the VOD Content on any VOD System, it being understood that Comcast is not required to distribute any of the Programs on any VOD System.  The definition of each of the editing standards for [***] Standard, [***] Standard, and [***] is set forth on Schedule A attached hereto.”

D.                                    Program Content.  Section 6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Provided that Comcast has begun to distribute the VOD Content to VOD Subscribers, CSB shall be responsible for (i) supplying each of the [***] Standard and [***] Standard programming packages of Programs, such that each package contains a minimum of [***] of VOD Content at any given time (which amount may be increased or decreased from time to time as requested by Comcast in its sole discretion), and each of which shall be [***] on a [***] basis such that at least [***] percent ([***]%) of the VOD Content is [***] each [***]; and (ii) supplying the [***] programming package of Programs, such that each package contains a minimum of [***] Programs at any given time, and which shall be [***] on a [***] basis such that at least [***] percent ([***]%) of the VOD Content, or a minimum of [***] Programs, are [***] each [***].  CSB shall make [***] to accommodate Comcast’s requests concerning (i) [***]; and (ii) [***].  Notwithstanding anything to the contrary in this Agreement, Comcast shall have the nonexclusive right to digitize and/or compress any VOD Content and to transmit such VOD Content as so altered directly to VOD Subscribers on a VOD Basis.”

E.                                      Editing Standard.  Section 7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The package of [***] Standard programs shall consist only of Programs conforming to that standard, consistent with the definition set forth in Schedule A attached hereto.  The package of [***] Standard programs shall consist only of Programs conforming to that standard, consistent with the definition set forth in Schedule A attached hereto.  The package of [***] programs shall consist only of Programs conforming the [***] standard, consistent with the definition set forth in

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Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Schedule A attached hereto.  CSB acknowledges that Comcast may upon sufficient advance written notice, direct CSB not to include as part of the VOD Content any particular Programs.  COMCAST HEREBY ACKNOWLEDGES THAT ALL VOD CONTENT IS INTENDED FOR DISTRIBUTION EXCLUSIVELY TO CONSENTING ADULTS IN LOCATIONS WHERE SUCH CONTENT DOES NOT VIOLATE ANY COMMUNITY STANDARDS OR ANY FEDERAL, STATE OR LOCAL LAW OR REGULATION OF THE UNITED STATES OR ANY OTHER COUNTRY.  COMCAST SHALL USE COMMERCIALLY REASONABLE EFFORTS TO ALLOW VOD SUBSCRIBERS TO RESTRICT ACCESS TO VOD CONTENT IN ORDER SO THAT NO PERSONS UNDER THE AGE OF EIGHTEEN (18) YEARS NOR PERSONS WHO MAY BE EASILY OFFENDED BY THE VIEWING OF SUCH VOD CONTENT MAY DIRECTLY OR INDIRECTLY VIEW OR POSSESS ANY OF THE VOD CONTENT OR PLACE ANY ORDERS FOR ANY PROGRAMS OFFERED BY COMCAST HEREUNDER.”

F.                                      Schedule A.  The following shall be added as new language at the end of the current language of Schedule A of the Agreement:

““[***]” means versions of programs more restrictive than [***] Standard which focus on [***] in [***] or [***] situations.  The depiction of [***] in these episodes may be [***] or [***], however the level of depicted explicitness shall be [***] explicit than the movies shown on [***] and premium channels such as [***] and [***].”

2.                                       All the terms and conditions set froth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Amendment Three, in which case this Amendment Three shall prevail.  Subject to the foregoing, this Amendment Three and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document.

AGREED:

Comcast Cable Communications, LLC		Colorado Satellite Broadcasting, Inc.

By:	/s/ Alan Dannenbaum	By:	/s/ Ken Boenish
Name: Alan Dannenbaum			Name: Ken Boenish
Title: Senior Vice President, Content Acquisition			Title: President

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